SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                           October 10, 1996


                           TIME WARNER INC.
        -------------------------------------------------------
        (Exact name of registrant as specified in its charter)

   Delaware                   1-12259                13-3527249
----------------            ------------           -----------------
(State or other             (Commission            (I.R.S. Employer
jurisdiction                File Number)           Identification No.
of incorporation)



               75 Rockefeller Plaza, New York, NY 10019
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          (Address of principal executive offices) (zip code)


                            (212) 484-8000
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

                                TW Inc.
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets.

               On October 10, 1996, the mergers contemplated by the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995, as amended as of August 8, 1996, among Time Warner Inc. ("Old Time Warner"), Turner Broadcasting System, Inc. ("TBS"), TW Inc. ("New Time Warner"), Time Warner Acquisition Corp. and TW Acquisition Corp. (the "Merger Agreement"), were approved by the stockholders of Old Time Warner and the shareholders of TBS. Also, on October 10, 1996, Old Time Warner, TBS and Liberty Media Corporation ("LMC") closed the transactions (collectively, the "Transaction") contemplated by the Merger Agreement and the Second Amended and Restated LMC Agreement dated as of September 22, 1995, among Old Time Warner, New Time Warner, LMC and certain subsidiaries of LMC. Pursuant to the Merger Agreement, (i) each outstanding share of common stock, par value $1.00 per share, of Old Time Warner, other than shares held directly or indirectly by Old Time Warner, was converted into one share of common stock, par value $.01 per share, of New Time Warner ("TW Common Stock"), (ii) each outstanding share of each series of preferred stock, par value $1.00 per share, of Old Time Warner, other than shares held directly or indirectly by Old Time Warner, was converted into one share of a substantially identical series of preferred stock, par value $.10 per share, of New Time Warner, (iii) each outstanding share of Class A and Class B Common Stock, par value $.0625 per share, of TBS, other than shares held directly or indirectly by Old Time Warner or New Time Warner or in the treasury of TBS, was converted into the right to receive 0.75 of a share of TW Common Stock and (iv) each outstanding share of Class C Preferred Stock, par value $.125 per share, of TBS, other than shares held directly or indirectly by Old Time Warner or New Time Warner or in the treasury of TBS, was converted into the right to receive 4.80 shares of TW Common Stock. As a result of the Transaction, New Time Warner, which has been renamed Time Warner Inc., owns, directly and indirectly, the entire equity interest in each of Old Time Warner, which has been renamed Time Warner Companies, Inc., and TBS.


Item 5. Other Events.

               On October 8, 1996, Old Time Warner received a subpoena from the New York State Attorney General's office in connection with an antitrust investigation by the Attorney General that requests documents related to Old Time Warner's decision to carry MSNBC and not the Fox News Network on its cable television system in New York City.

               On October 9, 1996, Fox News Network, L.L.C. commenced an action against Old Time Warner, Time Warner Entertainment Company, L.P., TBS and R.E Turner in the United States District Court for the Eastern District of New York alleging violations of federal and New York antitrust laws, specifically, Section 7 of the Clayton Act,
Section 1 of the Sherman Act and the New York Donnelly Act, as well as breach of contract and fraud. The plaintiff seeks injunctive relief and compensatory and punitive damages, including an order that New Time Warner divest TBS. The defendants intend to defend this action vigorously.

               After a hearing on October 7, 1996 to consider whether the consummation of the Transaction constituted a "change in control" within the meaning of Time Warner Cable's franchise agreements with the City of New York, the New York City Franchise Concession and Review Committee met on October 9, 1996, but took no action on the matter after the City advised that the matter required further consideration. Effecting a change in control within such meaning without the City's consent could


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give the City various rights, including the right to terminate the franchise agreements. New Time Warner does not believe there has been such a change in control.

               On October 10, 1996, the holders of New Time Warner's New York City cable franchises filed a complaint in the United States District Court for the Southern District of New York alleging that the City's announced plan to carry two commercial cable programs, Bloomberg News and the Fox News Network, over the City's municipal access channels is a violation of such holders' franchise agreements, the 1984 Cable Act, the First Amendment, New York Public Service Law and certain other legal rights of such holders. In addition to seeking to enjoin the City's activity, the complaint seeks a declaratory judgment that the Transaction does not effect a change in control.

               On October 9, 1996, the Federal Communications Commission (the "FCC") announced that it had approved the transfer of the television station license for WTBS (Channel 17 in Atlanta, GA) from TBS to New Time Warner. The broadcast programming of WTBS serves as the programming base for the TBS SuperStation, which is widely available across the country on cable systems through satellite delivery. The FCC's approval of the license transfer concludes the FCC's review of the Transaction.


Item 7.  Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired:

        (i) The Consolidated Financial Statements of TBS as of
        December 31, 1995 and 1994 and for the each of the three years ended December 31, 1995, 1994 and 1993 are incorporated by reference herein.

        (ii) The Unaudited Consolidated Condensed Financial Statements of TBS as of June 30, 1996 and for each of the six months ended June 30, 1996 and 1995 are incorporated by reference herein.


        (b) Pro Forma Financial Information:

        (i) The Pro Forma Consolidated Condensed Balance Sheet of New Time Warner as of June 30, 1996 is incorporated by reference herein.

        (ii) The Pro Forma Consolidated Condensed Statements of
        Operations of New Time Warner for the six months ended June 30, 1996 and for the year ended December 31, 1995 are incorporated by reference herein.

        (iii) The Notes to the Pro Forma Consolidated Condensed
        Financial Statements of New Time Warner are incorporated by reference herein.


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        (c) Exhibits:

        (i) Exhibit 99(a): Financial Statements of TBS (incorporated by reference from pages 31 to 53 of the Annual Report to Shareholders incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 1995 of TBS and from pages 2 to 9 of the Quarterly Report on Form 10-Q for the six months ended June 30, 1996 of TBS).

        (ii) Exhibit 99(b): Pro Forma Financial Statements and Notes of New Time Warner (incorporated by reference from pages 4 to 20 of the Current Report on Form 8-K dated as of August 14, 1996 of Old Time Warner).


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                               SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 11, 1996.


                                   TIME WARNER INC.,

                                   By:  /s/ Peter R. Haje
                                        ----------------------------
                                        Name:  Peter R. Haje
                                        Title: Executive VicePresident
                                               and General Counsel


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                             EXHIBIT INDEX


                                                          Sequential
Exhibit No.         Description of Exhibit                Page Number
-----------         -----------------------------         -----------
99(a)               Financial Statements                       *
                    of TBS (incorporated
                    by reference from pages 31
                    to 53 of the Annual Report
                    to Shareholders incorporated
                    by reference into the
                    Annual Report on Form 10-K
                    for the year ended December 31,
                    1995 of TBS and from pages 2
                    to 9 of the Quarterly Report
                    on Form 10-Q for the six months
                    ended June 30, 1996 of TBS).

99(b)               Pro Forma Financial Statements             *
                    and Notes of New Time Warner
                    (incorporated by reference from
                    pages 4 to 20 of the Current
                    Report on Form 8-K dated as of
                    August 14, 1996 of Old Time
                    Warner).




                    --------------------
                    * Incorporated by reference.